                                                                    EXHIBIT 10.2

                     SECURITIES ACCOUNT CONTROL AGREEMENT

          This Securities Account Control Agreement dated as of April 1, 1998 among Superior Financial Corp., as pledgor (the "Debtor"), The Bank of New York, as Trustee pursuant to an indenture (the "Indenture"), dated as of April 1, 1998 between the Debtor and The Bank of New York, as Trustee (the "Secured Party") and The Bank of New York (the "Securities Intermediary"). Capitalized terms used but not defined herein shall have the meaning assigned in the Custody and Security Agreement dated as of April 1, 1998 between Debtor and the Secured Party (the "Security Agreement") or the Indenture. All references herein to the "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York.

          SECTION 1.  ESTABLISHMENT OF SECURITIES ACCOUNT.  The Securities
                      -----------------------------------
Intermediary hereby confirms and agrees that:

          (a) The Securities Intermediary has established account number

[IDENTIFY ACCOUNT NUMBER] in the name "SUPERIOR FINANCIAL CORP., AS PLEDGOR FOR
------------------------
THE BENEFIT OF THE BANK OF NEW YORK, AS TRUSTEE" (such account and any successor account, the "Securities Account") and the Securities Intermediary shall not change the name or account number of the Securities Account without the prior written consent of the Secured Party;

          (b) All securities or other property underlying any financial assets credited to the Securities Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Securities Account be registered in the name of the Debtor, payable to the order of the Debtor or specially indorsed to the Debtor except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank;

          (c) All property delivered to the Securities Intermediary pursuant to the Security Agreement will be promptly credited to the Securities Account; and

          (d) The Securities Account is an account to which financial assets are or may be credited, and the Securities Intermediary shall, subject to the terms of this Agreement, treat the Debtor as entitled to exercise the rights that comprise any financial asset credited to the account.
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          SECTION 2.  "FINANCIAL ASSETS" ELECTION.  The Securities Intermediary
                      ---------------------------
hereby agrees that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Securities Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC.

          SECTION 3.  ENTITLEMENT ORDERS.  If at any time the Securities
                      ------------------
Intermediary shall receive any order from the Secured Party directing transfer or redemption of any financial asset relating to the Securities Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Debtor or any other person.

          SECTION 4.  SUBORDINATION OF LIEN; WAIVER OF SET-OFF.  In the event
                      ----------------------------------------
that the Securities Intermediary has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Securities Account or any security entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Secured Party. The financial assets and other items deposited to the Securities Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Secured Party (except that the Securities Intermediary may set off (i) all amounts due to the Securities Intermediary in respect of customary fees and expenses for the routine maintenance and operation of the Securities Account, and (ii) the face amount of any checks which have been credited to the Securities Account but are subsequently returned unpaid because of uncollected or insufficient funds).

          SECTION 5.  CHOICE OF LAW.  Both this Agreement and the Securities
                      -------------
Account shall be governed by the laws of the State of NEW YORK. Regardless of any provision in any other agreement, for purposes of the UCC, NEW YORK shall be deemed to be the Securities Intermediary's jurisdiction and the Securities Account (as well as the securities entitlements related thereto) shall be governed by the laws of the State of NEW YORK.

          SECTION 6.  CONFLICT WITH OTHER AGREEMENTS.
                      ------------------------------

          (a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.

          (b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

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          (c)  The Securities Intermediary hereby confirms and agrees that:

          (i) There are no other agreements entered into between the Securities Intermediary and the Debtor with respect to the Securities Account EXCEPT FOR THE CUSTODY AND SECURITY AGREEMENT (COLLECTIVELY, THE "ACCOUNT AGREEMENTS");

          (ii) It has not entered into, and until the termination of the this agreement will not enter into, any agreement with any other person relating the Securities Account and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) of such other person; and

          (iii) It has not entered into, and until the termination of this agreement will not enter into, any agreement with the Debtor or the Secured Party purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 3 hereof.

          SECTION 7.  ADVERSE CLAIMS.  Except for the claims and interest of the
                      --------------
Secured Party and of Debtor in the Securities Account, the Securities Intermediary does not know of any claim to, or interest in, the Securities Account or in any "financial asset" (as defined in Section 8-102(a) of the UCC) credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Securities Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Secured Party and Debtor thereof.

          SECTION 8.  MAINTENANCE OF SECURITIES ACCOUNT.  In addition to, and
                      ---------------------------------
not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders as agreed in Section 3 hereof, the Securities Intermediary agrees to maintain the Securities Account as follows:

          (a)  Notice of Sole Control.  If at any time the Secured Party
               ----------------------
delivers to the Securities Intermediary a Notice of Sole Control in substantially the form set forth in Exhibit A hereto, the Securities Intermediary agrees that after receipt of such notice, it will take all instruction with respect to the Securities Account solely from the Secured Party.

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

          (b)  Voting Rights.  Until such time as the Securities Intermediary
               -------------
receives a Notice of Sole Control pursuant to subsection (a) of this Section 8, the Debtor shall direct the Securities Intermediary with respect to the voting of any financial assets credited to the Securities Account.

          (c)  Permitted Investments.  Until such time as the Securities
               ---------------------
Intermediary receives a Notice of Sole Control signed by the Secured Party, the Debtor shall direct the Securities Intermediary with respect to the selection of investments to be made; provided, however, that the Securities Intermediary shall not honor any instruction to purchase any investments other than Permitted Investments (as defined in the Indenture).

          (d) Statements and Confirmations.  The Securities Intermediary will
              ----------------------------
promptly send copies of all statements, confirmations and other correspondence concerning the Securities Account and/or any financial assets credited thereto simultaneously to each of the Debtor and the Secured Party at the address for each set forth in Section 12 of this Agreement.

          (e) Tax Reporting.  All items of income, gain, expense and loss
              -------------
recognized in the Securities Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.

          SECTION 9.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
                      ------------------------------------------------
SECURITIES INTERMEDIARY.  The Securities Intermediary hereby makes the following
-----------------------
representations, warranties and covenants:

          (b) The Securities Account has been established as set forth in
Section 1 above and the Securities Account will be maintained in the manner set forth herein until termination of this Agreement; and

          (c) This Securities Account Control Agreement is the valid and legally binding obligations of the Securities Intermediary.

          SECTION 10.  SUCCESSORS; ASSIGNMENT.  The terms of this Agreement
                       ----------------------
shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. The Secured Party may assign its rights hereunder only with the express written consent of the Securities Intermediary and by sending written notice of such assignment to the Debtor.

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

          SECTION 11.  NOTICES.   Any notice, request or other communication
                       -------
required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.


     Debtor: Superior Financial Corp.
             c/o Superior Federal Bank
                 5000 Rogers Avenue
                 Fort Smith, Arkansas 72903
                 Attention: C. Stanley Bailey

     Secured Party:
          The Bank of New York, as Trustee
          101 Barclay Street, Floor 21W
          New York, New York  10286
          Attention: Corporate Trust Administrator


     Securities Intermediary:
          The Bank of New York
          101 Barclay Street, Floor 21W
          New York, New York  10286
          Attention:  Corporate Trust Administrator

          Any party may change his address for notices in the manner set forth above.

          SECTION 12.  TERMINATION.  The obligations of the Securities
                       -----------
Intermediary to the Secured Party pursuant to this Control Agreement shall continue in effect until the security interests of the Secured Party in the Securities Account has been terminated pursuant to the terms of the Security Agreement and the Secured Party has notified the Securities Intermediary of such termination in writing. Secured Party agrees to provide Notice of Termination in substantially the form of Exhibit B hereto to the Securities Intermediary upon the request of the Debtor on or after the termination of the Secured Party's security interest in the Securities Account pursuant to the terms of the Security Agreement. The termination of this Control Agreement shall not terminate the Securities Account or alter the obligations of the Securities Intermediary to the Debtor pursuant to any other agreement with respect to the Securities Account.

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

          SECTION 13.  COUNTERPARTS.  This Agreement may be executed in any
                       ------------
number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.


                         SUPERIOR FINANCIAL CORP.


                         By: /s/ C. Stanley Bailey
                             ---------------------------------------------------
                             Name:   C. Stanley Bailey
                             Title:  Chairman of the Board of
                                     Directors and Chief Executive Officer



                         THE BANK OF NEW YORK, as Trustee


                         By: /s/ Robert A. Massimillo
                             ---------------------------------------------------
                             Name: Robert A. Massimillo
                             Title: Assistant Vice President



                         THE BANK OF NEW YORK


                         By:  /s/ Robert A. Massimillo
                             ---------------------------------------------------
                             Name: Robert A. Massimillo
                             Title: Assistant Vice President

                                                            Exhibit A
                                                            ---------

                  [Letterhead of Secured Party Appears Here]


                                    [Date]


[Name and Address of Securities Intermediary]



Attention:
           -----------------------

               Re:  Notice of Sole Control
                    ----------------------

Ladies and Gentlemen:

          As referenced in the Securities Account Control Agreement, dated April 1, 1998, among Superior Financial Corp., you and the undersigned (a copy of which is attached) we hereby give you notice of our sole control over securities account number ____________ (the "Securities Account") and all financial assets credited thereto. You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the Securities Account or the financial assets credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

          You are instructed to deliver a copy of this notice by facsimile transmission to Superior Financial Corp.

                              Very truly yours,


                              THE BANK OF NEW YORK, as Trustee



                              By:
                                  ---------------------------------------------
                                  Title



cc:  Superior Financial Corp.

                                                            Exhibit B
                                                            ---------


                  [Letterhead of Secured Party Appears Here]


                                    [Date]


[Name and Address of Securities Intermediary]

Attention:
           --------------------

                    Re:  Termination of Control Agreement
                         --------------------------------

          You are hereby notified that the Control Agreement between you, Superior Financial Corp. and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to Securities Account number ______________ from Superior Financial Corp. This notice terminates any obligations you may have to the undersigned with respect to such account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to Superior Financial Corp. pursuant to any other agreement.

          You are instructed to deliver a copy of this notice by facsimile transmission to Superior Financial Corp.


                                    Very truly yours,


                                    THE BANK OF NEW YORK, as Trustee



                                    By:
                                        ---------------------------------------
                                         Title:
                                                -------------------------------

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